                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 15, 2004


                           ALLIS-CHALMERS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                         1-2199
  (STATE OR OTHER JURISDICTION                      (COMMISSION FILE NUMBER)
        OF INCORPORATION)

                                   39-0126090
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

      5075 WESTHEIMER, SUITE 890
           HOUSTON, TEXAS                                        77056
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange ct (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The Company's subsidiary, AirComp L.L.C. ("AirComp"), on November 15, 2004 entered into an Amended and Restated Credit Agreement ("Credit Agreement") with Wells Fargo Bank, National Association ("Bank") whereby AirComp increased its line of credit from $1,000,000 to $3,500,000, increased its term loan from $6,571,429 to $7,061,062 by adding the $490,000 amount outstanding under the existing delayed draw facility to the term loan. The $1,000,000 delayed draw term loan was increased to $1,500,000 and its availability was extended to December 31, 2005 from December 31, 2004. Repayment of the term loan remains unchanged at $286,000 per quarter, plus interest, with a maturity at June 27, 2007. The interest rate for the term loan is a floating interest rate based on either prime rate or the plus a margin. Repayment of the delayed draw term loan will be in equal quarterly principal payments equal to 5.0% of amounts outstanding, plus interest, as of December 31, 2005, beginning March 31, 2006 with a final maturity of June 27, 2007. The interest rate for the credit facilities is a floating rate based on either the prime rate or the London interbank offered rate ("LIBOR") plus a margin. Borrowings under the line of credit are subject to a borrowing base consisting of eligible accounts receivable. The Credit Agreement contains customary events of default and covenants which are substantially similar to the existing facilities and also limits AirComp's ability to incur additional indebtedness, make capital expenditures, pay dividends or make distributions, create liens and sell assets. Both the Company (we guarantee 55% only) and Mountain Compressed Air, inc., a subsidiary of the Company, are guarantors of the debt under the Credit Agreement. In addition, M-I L.L.C. has guaranteed the lesser of (i) $3,900,000, or (ii) 45% of the debt of AirComp to the Bank. AirComp L.L.C. is owned 55% by the Company and 45% by M-I L.L.C., a company jointly owned by Smith International, Inc. and Schlumberger Limited.

Item 9.01   Financial Statements and Exhibits

         (a)      Exhibit 10.63 Amended and Restated Credit Agreement

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ALLIS-CHALMERS CORPORATION


                                         /s/ Victor M. Perez
                                         ---------------------------
                                         By: Victor M. Perez
                                         Chief Financial Officer


Date: November 19, 2004



                                        3